April 15, 2016
DREYFUS TAX EXEMPT CASH MANAGEMENT FUNDS
- Dreyfus California AMT-Free Municipal Cash Management
 - Administrative Shares
Supplement to Prospectus dated June 1, 2015, as revised November 30, 2015 and Current Statement of Additional Information
Effective as of April 30, 2016, Administrative shares will no longer be offered by Dreyfus California AMT-Free Municipal Cash Management and will be terminated as a separately designated class of the fund.